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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) JULY 20, 2006
                                                          -------------------

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

           1-6627                                      25-0927646
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   (Commission File Number)                (IRS Employer Identification No.)

            100 AIRSIDE DRIVE
        MOON TOWNSHIP, PENNSYLVANIA                                  15108
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  (Address of Principal Executive Offices)                         (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On July 21, 2006, Michael Baker Corporation announced the death of Board member, Thomas D. Larson, who passed away on July 20. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is filed with this report on Form 8-K:

Exhibit No.        Description
-----------        -----------

   99.1 Press release dated July 21, 2006 regarding the matter referenced in Item 5.02.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MICHAEL BAKER CORPORATION


                                         By: /s/  William P. Mooney
                                             -----------------------------------
                                             Executive Vice President and Chief
                                             Financial Officer

Date:  July 25, 2006


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                                  EXHIBIT INDEX

Number          Description                                    Method of Filing
------          -----------                                    ----------------
 99.1           Press release dated July 21, 2006.             Filed herewith.